497(e)
                                                                         2-30070

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED JULY 6, 2004 TO THE MAY 1, 2004 EQUI-VEST(R)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS, SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:

EQUI-VEST(R) TSA series 100 and 200 certificates and contracts and EDC series 200 contracts (the "Modified Contracts") for the Douglas County School
District.
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectus, Supplement to Prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST employer-sponsored retirement programs offered by The Equitable Life Assurance Society of the United States ("Equitable Life").

Effective July 6, 2004, Equitable Life began offering the Modified Contracts described below to Participants in the TSA and EDC Plans for the Douglas County School District. This Supplement describes the material differences between the Modified Contracts and the EQUI-VEST series 100 and 200 certificates/contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified Contracts and the TSA and EDC provisions described in the series 100 and 200 prospectus include the following:

A. ADMINISTRATIVE CHARGE. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. WITHDRAWAL CHARGES. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

     1. The next to last bullet in "Additional features" under "EQUI-VEST(R) employer-sponsored retirement programs at a glance -- key features" is deleted in its entirety and replaced with the following:

          o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this Prospectus.

     2. In the section "Charges and expenses" of the Prospectus, under "Withdrawal charge for series 100 and 200 contracts," "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," the fifth paragraph and bulleted statement that follow that paragraph are replaced with the following:

          No withdrawal charge applies under TSA or EDC contracts if:

          o    The annuitant separates from service at any time;

          o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled;

          o The annuitant makes a withdrawal to satisfy minimum distribution requirements;

          o The annuitant elects a withdrawal that qualifies as a hardship withdrawal (or for EDC, an unforeseen emergency withdrawal) under the Internal Revenue Code;

          o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

          o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care services, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

               -- its main function is to provide skilled, intermediate or custodial nursing care;

               -- it provides continuous room and board to three or more persons;

               -- it is supervised by a registered nurse or licensed practical nurse;

               --   it keeps daily medical records of each patient;

               --   it controls and records all medications dispensed; and

               -- its primary service is other than to provide housing for residents.


                                                                          x00804

C. CURRENT TOTAL SEPARATE ACCOUNT A ANNUAL EXPENSES. The following changes are made to reflect a change in the current total Separate Account A annual expenses:

     1. The first bullet in "Fees and charges" under the "EQUI-VEST(R) employer-sponsored retirement programs at a glance -- key features" in the Prospectus is modified as follows:

          o For series 100 and 200 Modified Contracts, we deduct a daily charge on amounts invested in the variable investment options for mortality and expense risks and other expenses at a current annual rate of 0.90%.

     2. The following footnote(+) is added to "Maximum total Separate Account A annual expenses" under "Fee table" in the Prospectus:

          (+) For Modified Contracts, the current total Separate Account A annual charge is 0.90% of the value of the assets in each variable investment option (this reflects a decrease in the current charge for the mortality and expense risk charge or other expenses).

     3. The section entitled, "Charges under the contracts" under "Charges and expenses" is modified as follows:

          MORTALITY AND EXPENSE RISKS CHARGE. The following information replaces the first paragraph of this section:

          We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of 0.65% of the net assets in each of the variable investment options.

          CHARGE FOR OTHER EXPENSES. The following information replaces this section in its entirety:

          We deduct a daily charge from the net assets in each variable investment option to reimburse us for the cost of financial accounting services we provide under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each of the variable investment options.






















               FOR USE WITH TSA and EDC CERTIFICATES/CONTRACTS OF
                       THE DOUGLAS COUNTY SCHOOL DISTRICT

    Copyright 2004. The Equitable Life Assurance Society of the United States
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234
   All rights reserved. EQUI-VEST(R) is a service mark of The Equitable Life
                     Assurance Society of the United States

2